GLOBAL DEVELOPMENT PLAN

DEFERIPRONE

JUNE 2011

CorMedix Inc.

745 Rt. 202-206, Suite 303,

Bridgewater, New Jersey 08807

V2.8 (13 June 2011)

Assembled and Written by:
Albert S. Yehaskel, MS, MBA
Robert D. Hopkins, DVM, MS

The information contained herein is the property of CorMedix Inc. and is CONFIDENTIAL. No portion of this document may be reproduced, abstracted, or disclosed to other persons without the written permission of CorMedix Inc.

i

Approvals for Global Development
(Signature Page)

Signature: Project Management		Date:

Robert D. Hopkins, DVM, MS

Signature: Regulatory		Date:

Albert S. Yehaskel, MS, MBA

Signature: CEO		Date:

John Houghton

Signature: CMO		Date:
Mark Klausner, M.D.

ii

***

***
***	***	***	***

***
***	***	***

***

iii

***

***
*** *** ***

***

***
*** *** ***

*** *** *** ***
*** *** *** *** ***
*** *** *** *** ***
*** *** ***
▪ ***
***
***
***
***
▪ ***
***

***

***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***

***

	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

***

	***		***
	***	***	***	***
***	***	***	***	***
***

	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***
***	***
***	***
***	***
***	***
***	***

***

***

***	***	***
***	***	***
***	***	***
***	• ***	• ***
***	***	***
***	***	***
***	• ***	• ***
***	• ***	• ***
***
	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***

***

***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***
***
***
***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***

***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***

***	***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

***

***
***	***	***	***	***	***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***			***	***		***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***			***	***		***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***
***	***	***	***		***	***	***	***

***

***
***	***	***	***	***	***	***	***	***
***	***	***		***	***	***
***	***	***	***	***	***	***		***
***	***	***			***	***
***	***	***			***	***		***
***	***	***		***	***	***		***
***	***	***		***	***	***		***
***	***	***			***	***		***
***	***	***	***		***	***		***

***
***	***	***	***	***	***	***	***	***
***	***	***		***	***	***		***
***	***	***		***	***	***
***		***			***
***	***	***			***	***		***
***	***	***		***	***	***		***
***	***	***
***

***	***
***	***
***	***
***	***
***	***
***

***

***
***	***	***
***		***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***

***

***